Exhibit 99.1

WhiteHorse Finance, Inc. Announces Second Quarter 2016 Earnings Results

NEW YORK, NY, August 5, 2016 – WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the "Company") (NASDAQ: WHF) today announced its financial results for the quarter ended June 30, 2016.

Second Quarter 2016 Summary Highlights

•	Investments of $20.6 million
•	Net investment income of $6.4 million
•	Second quarter net investment income of $0.351 per share
•	Second quarter distribution of $0.355 per share

Stuart Aronson, WhiteHorse Finance’s Chief Executive Officer commented, “This was a solid quarter for WhiteHorse, with strong net interest income and modest gains in our NAV. The leadership of our firm remains committed to conservative investing in senior secured assets with a goal of earning our dividend each year and protecting NAV. The pipeline for the third quarter is strong, with the majority of the pipeline comprised of non-sponsor deals with low leverage and expected double digit returns."

Portfolio and Investment Activity

As of June 30, 2016, the fair value of WhiteHorse Finance’s investment portfolio was $400.9 million, compared with $417.2 million as of March 31, 2016. The portfolio at June 30, 2016 consisted of 36 positions across 30 companies with an average investment size of $11.8 million and a weighted average effective yield of 11.9%. The majority of the portfolio was comprised of senior secured loans and more than 97.0% of these loans were variable-rate investments (primarily indexed to LIBOR), which should continue to position the portfolio well for a potential rising interest rate environment.

During the three months ended June 30, 2016, WhiteHorse Finance made an investment of $12.1 million in a new portfolio company and funded $8.5 million of committed but unfunded investments. Gross proceeds from sales and repayments totaled $39.3 million for the quarter. The Company continued to be highly selective with the deployment of capital into new investments.

Results of Operations

For the three months ended June 30, 2016, net investment income was approximately $6.4 million, compared with approximately $5.9 million for the same period in the prior year, representing an increase of 8.5%. The increase in net investment income was primarily attributable to an increase in the balance of average earning investments over the same period in the prior year. In each of the five preceding quarters, core net investment income, a non-GAAP financial measure, exceeded distributions to stockholders.(1)

For the three months ended June 30, 2016, WhiteHorse Finance reported realized and unrealized gains on investments of $0.5 million. This compares with realized and unrealized gain on investments of $0.8 million for the three months ended June 30, 2015. The increase in realized and unrealized gains on investments was primarily attributable to fair value adjustments.

WhiteHorse Finance reported a net increase in net assets of $8.1 million for the three months ended June 30, 2016, which compares with a net increase of $5.8 million for the three months ended June 30, 2015.

WhiteHorse Finance’s NAV was $244.7 million, or $13.37 per share, as of June 30, 2016, as compared with $243.1 million, or $13.28 per share, reported as of March 31, 2016.

Liquidity and Capital Resources

As of June 30, 2016, WhiteHorse Finance had cash and cash equivalents of $44.1 million, as compared with $21.1 million as of March 31, 2016, inclusive of restricted cash. On June 30, the Company refinanced its $55.0 million unsecured term loan with funds drawn under its revolving credit facility, ahead of the unsecured term loan’s maturity on July 3, 2016. As of June 30, 2016, the Company had $35.5 million of undrawn capacity under its revolving credit facility.

Distributions

On May 23, 2016, the Company declared a distribution of $0.355 per share for the quarter ended June 30, 2016, consistent for the fifteenth consecutive quarter since the Company’s IPO. The distribution was paid on July 6, 2016 to shareholders of record as of June 20, 2016.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company's periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its first quarter results at 10:00 am ET on Friday, August 5, 2016. To access the teleconference, please dial 706-758-9224 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID #47924688. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through August 19, 2016. The teleconference replay can be accessed by dialing 404-537-3406 (domestic and international) and entering ID #47924688. A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held small-cap companies across a broad range of industries. The Company's investment activities are managed by WhiteHorse Advisers, an affiliate of H.I.G. Capital. H.I.G. Capital is a leading global alternative asset manager with $20 billion of capital under management(2) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(1) Net investment income and core net investment income during the three months ended December 31, 2015 were $0.237 per share and $0.352 per share, respectively. Net investment income was equal to core net investment income for every other quarter since the Company’s initial public offering. Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding the net impact of costs associated with the refinancing of the Company’s revolving credit facility. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.

(2) Based on total capital commitments managed by H.I.G. Capital and affiliates.

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Contacts

WhiteHorse Finance, Inc.

Stuart Aronson, 212-506-0500

saronson@higwhitehorse.com

or

WhiteHorse Finance, Inc.

Gerhard Lombard, 214-855-2999

glombard@higwhitehorse.com

or

Prosek Partners

Brian Schaffer, 212-279-3115

bschaffer@prosek.com

Source: WhiteHorse Finance, Inc.

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WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	June 30, 2016	December 31, 2015
	(Unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$381,500	$395,143
Non-controlled affiliate company investments	19,360	20,200
Total investments, at fair value (amortized cost $420,016 and $436,109, respectively)	400,860	415,343
Cash and cash equivalents	18,946	22,769
Restricted cash and cash equivalents	25,196	—
Receivables from investments sold	661	—
Interest receivable	3,680	3,407
Prepaid expenses and other receivables	88	192
Total assets	$449,431	$441,711

Liabilities
Debt	$191,410	$183,482
Distributions payable	6,498	6,498
Management fees payable	5,939	3,813
Payables for investments purchased	—	2,865
Accounts payable and accrued expenses	867	1,001
Total liabilities	204,714	197,659

Commitments and contingencies

Net assets
Common stock, 18,303,890 shares issued and outstanding, par value $0.001 per share and 100,000,000 authorized	18	18
Paid-in capital in excess of par	271,679	271,679
Accumulated overdistributed net investment income	(7,227)	(7,419)
Accumulated realized gains on investments	38	1,176
Accumulated unrealized depreciation on investments	(19,791)	(21,402)
Total net assets	244,717	244,052
Total liabilities and total net assets	$449,431	$441,711

Number of shares outstanding	18,303,890	18,303,890
Net asset value per share	$13.37	$13.33

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WhiteHorse Finance, Inc.

Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per share data)

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Investment income
From non-controlled/non-affiliate company investments
Interest income	$12,106	$10,696	$24,126	$21,207
Fee income	256	724	932	824
From non-controlled affiliate company investments
Dividend income	688	742	1,402	1,402
Total investment income	13,050	12,162	26,460	23,433

Expenses
Interest expense	1,951	1,703	3,867	3,373
Base management fees	2,248	2,132	4,500	4,252
Performance-based incentive fees	1,609	1,472	3,300	2,805
Administrative service fees	205	314	415	643
General and administrative expenses	611	655	1,190	1,140
Total expenses	6,624	6,276	13,272	12,213
Net investment income	6,426	5,886	13,188	11,220

Realized and unrealized gains (losses) on investments
Net realized losses
Non-controlled/non-affiliate company investments	(1,138)	(296)	(1,138)	(379)
Net realized losses	(1,138)	(296)	(1,138)	(379)
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	2,681	(40)	2,451	(518)
Non-controlled affiliate company investments	160	200	(840)	200
Net change in unrealized appreciation (depreciation)	2,841	160	1,611	(318)
Net realized and unrealized gains (losses) on investments	1,703	(136)	473	(697)
Net increase in net assets resulting from operations	$8,129	$5,750	$13,661	$10,523

Per Common Share Data
Basic and diluted earnings per common share	$0.44	$0.38	$0.75	$0.70
Dividends and distributions declared per common share	$0.36	$0.36	$0.71	$0.71
Basic and diluted weighted average common shares outstanding	18,303,890	14,982,857	18,303,890	14,982,857

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2016

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
North America
Debt Investments
Advertising
Fluent Acquisition II, LLC
First Lien Secured Term Loan	L+11.50%	12.00%	12/8/20	$27,442	$26,930	$27,442	11.21%
	(0.50% Floor)	(1.00%PIK)
Intersection Acquisition, LLC
First Lien Secured Term Loan	L+10.00%	11.00%	9/15/20	16,253	16,107	16,253	6.64
	(1.00% Floor)
				43,695	43,037	43,695	17.85
Auto Parts & Equipment
Crowne Group, LLC
First Lien Secured Term Loan	L+9.25%	10.25%	5/26/21	12,500	12,071	12,375	5.06
	(1.00% Floor)

Broadcasting
Multicultural Radio Broadcasting, Inc.
First Lien Secured Term Loan	L+10.50%	11.50%	6/27/19	14,850	14,850	14,761	6.03
	(1.00% Floor)
Consumer Finance
Golden Pear Funding III, LLC(7)
Second Lien Secured Term Loan	L+10.25%	11.25%	6/25/20	25,000	24,755	24,775	10.12
	(1.00% Floor)
Second Lien Secured Revolving Loan	L+10.25%	11.25%	6/25/20	5,000	4,953	4,955	2.03
	(1.00% Floor)
Oasis Legal Finance, LLC(7)
Second Lien Secured Term Loan	N/A(5)	10.50%	9/30/18	9,000	8,900	8,973	3.67

Sigue Corporation(6)
Second Lien Secured Term Loan	L+10.50%	11.50%	12/27/18	25,000	24,717	24,350	9.95
	(1.00% Floor)
				64,000	63,325	63,053	25.77
Data Processing & Outsourced Services
Future Payment Technologies, L.P.
Second Lien Secured Term Loan	L+12.00%	13.00%	12/31/18	36,632	35,829	36,633	14.97
	(1.00% Floor)	(1.00%PIK)
Department Stores
Mills Fleet Farm Group, LLC
Second Lien Secured Term Loan	L+9.75%	10.75%	2/26/23	7,146	6,995	7,081	2.89
	(1.00% Floor)
Distributors
360 Holdings III Corp.
First Lien Secured Term Loan	L+9.00%	10.00%	10/1/21	9,925	9,550	9,796	4.00
	(1.00% Floor)
Diversified Support Services
Sitel Worldwide Corporation
Second Lien Secured Term Loan	L+9.50%	10.50%	9/18/22	8,670	8,510	8,531	3.49
	(1.00% Floor)
Smile Brands Group Inc.
First Lien Secured Term Loan	L+7.75%	9.00%	8/16/19	11,782	11,642	10,239	4.18
	(1.25% Floor)	(1.50%PIK)
				20,452	20,152	18,770	7.67
Electronic Equipment & Instruments
AP Gaming I, LLC
First Lien Secured Term Loan	L+8.25%	9.25%	12/20/20	9,750	9,534	9,409	3.85
	(1.00% Floor)

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) (Continued)

June 30, 2016

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Food Retail
Crews of California, Inc.
First Lien Secured Term Loan	L+11.00%	12.00%	11/20/19	$17,449	$17,196	$17,239	7.04%
	(1.00% Floor)	(1.00%PIK)
First Lien Secured Revolving Loan	L+11.00%	12.00%	11/20/19	5,042	4,966	4,982	2.04
	(1.00% Floor)	(1.00%PIK)
First Lien Secured Delayed Draw	L+11.00%	12.00%	11/20/19	5,057	4,981	4,997	2.04
Loan	(1.00% Floor)	(1.00%PIK)
				27,548	27,143	27,218	11.12
Health Care Facilities
Coastal Sober Living, LLC(6)
First Lien Secured Term Loan	L+10.25%	11.25%	6/30/19	25,134	24,786	24,881	10.17
	(1.00% Floor)
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+7.00%	8.50%	1/31/18	14,513	14,397	13,177	5.38
	(1.50% Floor)
Second Lien Secured Term Loan	N/A(5)	13.75%	7/31/18	1,000	975	700	0.29
				40,647	40,158	38,758	15.84
Health Care Technology
Client Network Services, Inc.
First Lien Secured Term Loan	L+13.00%	13.50%	4/24/19	5,771	5,609	5,771	2.36
	(0.50% Floor)
First Lien Secured Revolving Loan	P+12.00%	15.50%	4/24/19	3,500	3,500	3,500	1.43
	(3.50% Floor)
				9,271	9,109	9,271	3.79
Integrated Telecommunication Services
Securus Technologies Holdings, Inc.
Second Lien Secured Term Loan	L+7.75%	9.00%	4/30/21	9,090	9,061	8,045	3.29
	(1.25% Floor)
Internet Retail
Clarus Commerce, LLC
First Lien Secured Term Loan	L+11.27%	12.27%	3/17/21	6,000	5,885	6,000	2.45
	(1.00% Floor)
Office Services & Supplies
Katun Corporation
Second Lien Secured Term Loan	L+11.25%	12.25%	1/25/21	5,000	4,965	5,000	2.04
	(1.00% Floor)
Oil & Gas Drilling
ProPetro Services, Inc.(6)
First Lien Secured Term Loan	L+6.25%	7.25%	9/30/19	8,595	8,537	6,859	2.80
	(1.00% Floor)
Oil & Gas Exploration & Production
Caelus Energy Alaska O3, LLC
Second Lien Secured Term Loan	L+7.50%	8.75%	4/15/20	13,000	12,869	9,191	3.76
	(1.25% Floor)
Other Diversified Financial Services
The Pay-O-Matic Corp
First Lien Secured Term Loan	L+11.00%	12.00%	3/31/18	9,184	9,062	9,184	3.75
	(1.00% Floor)

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) (Continued)

June 30, 2016

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Research & Consulting Services
Project Time & Cost, LLC
First Lien Secured Term Loan	L+14.50%	15.00%	10/9/20	$10,705	$10,494	$10,438	4.27%
	(0.50% Floor)
Specialized Consumer Services
Pre-Paid Legal Services, Inc.
Second Lien Secured Term Loan	L+9.00%	10.25%	7/1/20	18,000	17,845	17,874	7.30
	(1.25% Floor)
Specialized Finance
GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd.(4) (7)
First Lien Secured Term Loan	N/A(5)	10.00%	6/30/17	1,297	1,297	1,297	0.53

Trucking
Fox Rent A Car, Inc. (9)
Second Lien Secured Term Loan	L+12.00%	12.47%	10/31/19	7,500	7,441	6,997	2.86

Total Debt Investments				384,787	379,209	371,705	151.89

Equity Investments
Advertising
IDI, Inc. Warrants(6)	N/A	N/A	12/8/25	—	—	—	—

Diversified Support Services
Constellation Health, LLC Warrants(6)	N/A	N/A	9/30/18	—	—	654	0.27

Food Retail
Crews of California, Inc. Warrants(6)	N/A	N/A	12/31/24	—	—	985	0.40
Nicholas & Associates, LLC Warrants(6)	N/A	N/A	12/31/24	—	—	190	0.08
Pinnacle Management Group, LLC Warrants(6)	N/A	N/A	12/31/24	—	—	356	0.15
RC3 Enterprises, LLC Warrants(6)	N/A	N/A	12/31/24	—	—	105	0.04
				—	—	1,636	0.67
Other Diversified Financial Services
Aretec Group, Inc. (6) (7)	N/A	N/A	N/A	—	20,687	7,504	3.06

Specialized Finance
NMFC Senior Loan Program I LLC Units(6)(7)(8)	N/A	N/A	6/10/19	—	20,120	19,361	7.91

Total Equity Investments				—	40,807	29,155	11.91

Total Investments				$384,787	$420,016	$400,860	163.80%

(1)	Except as otherwise noted, all investments are in companies that are not affiliated person of, or controlled by, the Company, as defined by the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), and provide collateral for the Company’s credit facility.

(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (‘‘LIBOR’’ or ‘‘L’’) or the Prime Rate (‘‘Prime’’ or ‘‘P’’), which resets monthly, quarterly or semiannually.

(3)	The interest rate is the ‘‘all-in-rate’’ including the current index and spread, the fixed rate, and the payment-in-kind (‘‘PIK’’) interest rate, as the case may be.

(4)	The Company’s investments in GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd. are held through its subsidiary Bayside Financing S.A.R.L.

(5)	Interest rate is fixed and accordingly the spread above the index is not applicable.

(6)	The investment or a portion of the investment does not provide collateral for the Company’s revolving credit facility.

(7)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represent 85% of total assets.

(8)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.

(9)	The investment is on non-accrual status.

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